Exhibit 99.2

PRO FORMA FINANCIAL INFORMATION OF U.S. ENERGY CORP.

Unaudited Pro Forma Condensed Combined Financial Information of U.S. Energy Corp.

Introduction

On September 25, 2020, U.S. Energy Corp. (“U.S. Energy” or the “Company”) acquired certain operated and non-operated properties primarily located in Lea County, New Mexico and Converse County, Wyoming. The acquired properties consist of select upstream assets of FieldPoint Petroleum Corporation (“FieldPoint”) and were acquired pursuant to FieldPoint’s Chapter 7 bankruptcy process (the “FieldPoint Properties”). The purchase price for the FieldPoint Properties was $500 thousand, which was paid in cash plus the assumption of certain liabilities.

The following unaudited pro forma condensed combined financial statements reflect the acquisition of the FieldPoint Properties on a pro forma basis. The unaudited pro forma condensed combined balance sheet of the combined company is based on the historical consolidated balance sheet of U.S. Energy Corp as of December 31, 2019 with adjustments to the accounts to reflect the acquisition of the FieldPoint Properties as if it had occurred on December 31, 2019. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the six months ended June 30, 2020 reflect the historical condensed consolidated statements of U.S. Energy for those periods with adjustments to reflect the acquisition of the FieldPoint Properties had it occurred on January 1, 2019.

The unaudited pro forma data presented herein reflects events that are directly attributable to the acquisition of the FieldPoint Properties, are factually supportable, and as they relate to the unaudited pro forma condensed combined statement of operations are expected to have a continuing impact. The unaudited pro forma information presented herein also reflects certain assumptions which management believes are reasonable. Such pro forma financial information is not necessarily indicative of financial results that would have been attained had the acquisition of the FieldPoint Properties occurred on the dates indicated above, or the results of the combined company that may be achieved in the future. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual results may differ from the pro forma results indicated herein. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the acquisition of the FieldPoint Properties.

The unaudited pro forma condensed combined financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements.

U.S. ENENGY CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands)

	December 31, 2019 (as reported)	Pro forma Adjustments		December 31, 2019 (Pro forma)
ASSETS
Current assets:
Cash and equivalents	$1,532	$(609	)(a)	$1,298
		$375	(b)
Oil and natural gas sales receivable	716			716
Marketable equity securities	307			307
Prepaid and other current assets	138			138
Real estate assets held for sale	-			-
Total current assets	2,693	(234)		2,459

Oil and natural gas properties under full cost method:
Unevaluated properties	3,741			3,741
Evaluated properties	89,113	845	(a)(c)	89,958
Less accumulated depreciation, depletion, amortization and impairment	(84,400)			(84,400)
Net oil and natural gas properties	8,454	845		9,299

Other assets:
Property and equipment, net	2,115			2,115
Right of use asset	179			179
Other assets	26			26
Total other assets	2,320	-		2,320

Total assets	$13,467	$611		$14,078

LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$974			$974
Accrued compensation and benefits	191			191
Current lease obligation	58			58
Total current liabilities	1,223	-		1,223

Noncurrent liabilities:
Related party secured note payable	-	375	(b)	375
Asset retirement obligations	819	236	(c)	1,055
Warrant liability	73			73
Long-term lease obligation, net of current portion	142			142
Total noncurrent liabilities	1,034	611		1,645
Total liabilities	2,257	611		2,868

Preferred stock	2,000			2,000
				-
Shareholders’ equity:				-
Common stock	13			13
Additional paid-in capital	136,876			136,876
Accumulated deficit	(127,679)			(127,679)
Total shareholders’ equity	9,210	-		9,210

Total liabilities, preferred stock and shareholders’ equity	$13,467	$611		$14,078

U.S. ENERGY CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands)

	Year ended December 31, 2019 (as reported)	Pro forma Adjustments		Year ended December 31, 2019 (Pro forma)
Revenue
Oil	$6,149	$1,174	(d)	$7,323
Natural gas and liquids	424	124	(d)	548
Saltwater disposal		82	(d)	82
Total revenue	6,573	1,380		7,953

Operating expenses
Oil and natural gas operations:
Lease operating expense	1,848	421	(d)	2,269
Production taxes	429	120	(d)	549
Depreciation, depletion, accretion and amortization	693	66	(e)	783
		24	(f)
Impairment of oil and natural gas properties	-			-
General and administrative expenses:	4,393	-		4,393
Total operating expenses	7,363	631		7,994

Operating (loss) income	(790)	749		(41)

Other non-operating income (expense):
Loss on marketable equity securities	(229)	-		(229)
Warrant revaluation loss	352			352
Rental property gain (loss)	(72)			(72)
Other income	200			200
Interest expense, net	(11)	(38	)(g)	(49)
Total other income (expense)	240	(38)		202

(Loss) income before income taxes	(550)	711		161
Income tax	-	-	(h)	-
Net (loss) income	(550)	711		161
Accrued preferred stock dividends	(372)	-		(372)
Net loss applicable to common shareholders	$(922)	$711		$(211)

Pro forma net loss per share data:
Pro forma net loss per share applicable to common shareholders basic and diluted				$(0.16)
Pro forma weighted average shares outstanding basic and diluted				1,341

U.S. ENERGY CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands)

	Six Months Ended June 30, 2020 (as reported)	Proforma Adjustments		Six Months Ended June 30, 2020 (Pro forma)
Revenue
Oil	$1,056	$234	(i)	$1,290
Natural gas and liquids	56	40	(i)	96
Saltwater disposal		5	(i)	5
Total revenue	1,112	279		1,391

Operating expenses
Oil and natural gas operations:
Lease operating expense	742	187	(i)	929
Production taxes	80	25	(i)	105
Depreciation, depletion, accretion and amortization	210	34	(j)	256
		12	(k)
Impairment of oil and natural gas properties	1,794			1,794
General and administrative expenses:	939			939
Total operating expenses	3,765	258		4,023

Operating (loss) income	(2,653)	21		(2,632)

Other non-operating income (expense):
Loss on real estate held for sale	(651)			(651)
Impairment of real estate	(403)			(403)
Loss on marketable equity securities	(121)			(121)
Warrant revaluation loss	(120)			(120)
Rental property gain (loss)	(35)			(35)
Other income	28			28
Interest expense, net	(2)	(19	)(l)	(21)
Total other expense	(1,304)	(19)		(1,323)

Net loss	$(3,957)	$2		$(3,955)
Accrued preferred stock dividends	(203)	-		(203)
Net loss applicable to common shareholders	$(4,160)	$2		$(4,158)

Pro forma net loss per share data:
Pro forma net loss per share applicable to common shareholders basic and diluted				$(3.01)
Pro forma weighted average shares outstanding basic and diluted				1,380

U.S. ENERGY CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

On September 25, 2020, U.S. Energy acquired certain operated and non-operated properties from FieldPoint pursuant to its chapter 7 bankruptcy for $500 thousand. In addition, U.S. Energy incurred transaction costs of $109 thousand and assumed liabilities of $236 thousand. To finance the acquisition U.S. Energy issued a $375 thousand secured noted payable to APEG Energy II, LP, a related party.

2.	Adjustments to the Pro Forma Balance Sheet

The unaudited pro forma balance sheet has been prepared to show the effect of the acquisition of the FieldPoint Properties as if it had occurred on December 31, 2019. The pro forma balance sheet reflects the following adjustments related to the FieldPoint Properties:

(a)	Represents the pro forma adjustment for the payment of the $500 thousand acquisition price plus transaction costs of $109 thousand.

(b)	Represents the pro forma adjustment for proceeds from the $375 thousand related party secured note payable from APEG Energy II, LP, which was used to finance the acquisition of the FieldPoint Properties.

(c)	Represents the assumption of asset retirement obligations of $236 thousand related to the acquisition of the FieldPoint Properties.

3.	Adjustment to Pro Forma Statement of Operations for the Year Ended December 31, 2019

The unaudited pro forma statement of operations for the year ended December 31, 2019 gives effect to the following pro forma adjustments to reflect the acquisition of the FieldPoint Properties had it occurred on January 1, 2019:

(d)	Record the revenue and direct operating expenses of the FieldPoint Properties for the year ended December 31, 2019.

(e)	Record incremental pro forma depreciation, depletion, amortization in accordance with the full cost method of accounting for oil and gas activities for the year ended December 31, 2019.

(f)	Record pro forma incremental accretion expense related to asset retirement obligations assumed in the acquisition of the FieldPoint Properties for the year ended December 31, 2019.

(g)	Record pro forma interest expense related to the related party secured note payable from APEG Energy II, LP borrowed to finance the acquisition of the FieldPoint Properties.

(h)	The company has a full valuation allowance against the net deferred tax assets. There is no pro forma income tax expense associated with the acquisition of the FieldPoint Properties, as any income tax expense is expected to be offset by the existing deferred tax assets of the U.S. Energy.

4.	Adjustment to Pro Forma Statement of Operations for the Six Months Ended June 30, 2020

The unaudited pro forma statement of operations for the six months ended June 30, 2020 gives effect to the following pro forma adjustments to reflect the acquisition of the FieldPoint Properties had it occurred on January 1, 2019:

(i)	Record the revenue and direct operating expenses of the FieldPoint Properties for the six months ended June 30, 2020.

(j)	Record pro forma incremental depreciation, depletion, amortization in accordance with the full cost method of accounting for oil and gas activities for the six months ended June 30, 2020.

(k)	Record pro forma incremental accretion expense related to asset retirement obligations assumed in the acquisition of the FieldPoint Properties for the six months ended June 30, 2020.

(l)	Record pro forma interest expense for the six months ended June 30, 2020, related to the related party secured note payable from APEG Energy II, LP borrowed to finance the acquisition of the FieldPoint Properties,